Exhibit 10.2
AMENDMENT NO. 2 TO CREDIT AGREEMENT
     This Amendment No. 2 to Credit Agreement dated as of March 10, 2008 (this “Amendment”), is made by and among GRAPHIC PACKAGING INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), GRAPHIC PACKAGING CORPORATION, a Delaware corporation (“Holding”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), each of the Lenders signatory hereto, and each of the Subsidiary Guarantors (as defined in the Credit Agreement) signatory hereto. The Lenders signatory hereto comprise “Required Lenders” and the Revolving Credit Lenders signatory hereto comprise “Required Revolving Lenders”.
WITNESSETH:
     WHEREAS, the Borrower, the Administrative Agent, and the Lenders have entered into that certain Credit Agreement dated as of May 16, 2007 (as amended by Amendment No. 1 to Credit Agreement dated as of March 10, 2008 (“Amendment No. 1”) and as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a term loan facility and a revolving credit facility, including a letter of credit facility; and
     WHEREAS, Holding, the Borrower and each of the Subsidiary Guarantors have entered into that certain Guarantee and Collateral Agreement dated as of May 16, 2007 (as from time to time amended, modified, supplemented, restated, or amended and restated, the “Guarantee and Collateral Agreement”) (i) pursuant to which Holding and each Subsidiary Guarantor has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents, and (ii) which secures the Obligations of the Loan Parties under the Credit Agreement and other Loan Documents; and
     WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that the Borrower desires to amend certain provisions of the Credit Agreement, all as set forth herein, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Amendment;
     NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.	Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)	The following definition of “Adjusted EBITDA” is inserted in Subsection 1.1 in the appropriate alphabetical position therein:

“Adjusted EBITDA”: for any period, EBITDA for such period plus the amount of “run rate” cost savings projected by the Borrower in good faith to be realized as a result of specified actions taken, or expected to be taken, prior to or within twelve months of such period (which cost savings shall be added to Adjusted EBITDA until fully realized and calculated on a pro forma basis as though such cost savings had been realized on the first day of such period), net of the amount of actual benefits realized or expected to be realized from such actions; provided, however, that (A) such cost savings are reasonably identifiable and factually supportable, (B) “run rate” shall mean the full recurring benefit that is associated with any action taken or expected to be taken so long as some portion of such benefit is realized or expected to be realized within twelve months of taking such action) and (C) the aggregate amount of “run rate” cost savings that may be added back in any rolling four-quarter period shall not exceed the lesser of (i) 10% of EBITDA for such four quarter-period and (ii) $100,000,000.
(b)	The following definition of “Altivity Transactions” is inserted in Subsection 1.1 in the appropriate alphabetical position therein:
“Altivity Transactions”: (a) the transactions contemplated by that certain Transaction Agreement and Agreement and Plan of Merger (the “Merger Agreement”), dated July 9, 2007, together with all exhibits and schedules thereto entered into with Holding, Bluegrass Container Holdings LLC (“BCH”), the Sellers (as defined therein), a newly formed Delaware corporation (“Newco”), and a second newly formed Delaware corporation and wholly owned subsidiary of Newco (“Merger Sub”) and pursuant to which (i) Merger Sub will be merged with and into Holding (the “Merger”) in accordance with the terms thereof, with Holding surviving such Merger as a wholly owned subsidiary of Newco, and (ii) each Seller will contribute to Newco, and Newco will acquire from each such Seller in accordance with the terms thereof, the equity interests of BCH owned by each such Seller in exchange for the issuance by Newco to each such Seller of shares of common stock of Newco, (b) the refinancing of the outstanding indebtedness of BCH as contemplated by Amendment No. 1 to this Agreement, (c) the execution, delivery and performance of Amendment No. 2 to this Agreement and (d) the payment of all transactions costs in connection therewith.
(c)	The following definition of “Amendment No. 2 Effectiveness Date” is inserted in Subsection 1.1 in the appropriate alphabetical position therein:
“Amendment No. 2 Effectiveness Date”: March 10, 2008.
(d)	The definition of “Arrangers” is amended, so that, as amended, such definition shall read as follows:

“Arrangers”: each of Banc of America Securities LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities, Inc. and Goldman Sachs Credit Partners L.P., each in its capacity as joint lead arranger.
(e)	The definition of “Book Manager” is amended, so that, as amended, such definition shall read as follows:
“Book Manager”: each of Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P. and J.P. Morgan Securities, Inc., each in its capacity as joint book manager.
(f)	The definition of “Co-Documentation Agents” is amended, so that, as amended, such definition shall read as follows:
“Co-Documentation Agents”: as defined in the introductory paragraph hereto; provided that, and on and after the Amendment No. 2 Effectiveness Date, JPMorgan Chase Bank, N.A. shall be a “Co-Documentation Agent” and LaSalle Bank National Association shall no longer be “Co-Documentation Agent”.
(g)	The following definition of “Consolidated Senior Secured Leverage Ratio” is inserted in Subsection 1.1 in the appropriate alphabetical position therein:
“Consolidated Secured Leverage Ratio”: as of any date of determination, the ratio of (a) Consolidated Indebtedness/Securitization, as of such date of determination excluding therefrom all Consolidated Indebtedness/ Securitization that is either (i) unsecured or (ii) Permitted Subordinated Indebtedness or (iii) secured Indebtedness permitted to be incurred by Foreign Subsidiaries under Subsection 8.2(l) to (b) Adjusted EBITDA for the most recently ended Test Period.
(h)	The following definition of “Cure Amount” is inserted in Subsection 1.1 in the appropriate alphabetical position therein:
“Cure Amount”: as defined in Section 10.
(i)	The following definition of “Cure Right” is inserted in Subsection 1.1 in the appropriate alphabetical position therein:
“Cure Right”: as defined in Section 10.
(j)	The following definition of “DOJ Required Asset Sale” is inserted in Subsection 1.1 in the appropriate alphabetical position therein:
“DOJ Required Sale Proceeds”: the Net Cash Proceeds of any sale or other divestiture, whenever transacted, of assets required (or the agreement to conduct such sale or divestiture within a certain period of time following the closing of the Altivity Transactions is required) by the

United States Department of Justice as a condition precedent to its approval and consent to the Altivity Transactions.
(k)	The definition of “GAAP” is amended by adding the following after “Closing Date,”:
with respect to the covenants contained in subsection 8.18 and all defined terms relating thereto, generally accepted accounting principles in the United States of America in effect on the Amendment No. 2 Effectiveness Date.
(l)	The following definition of “JPMorgan Letters of Credit” is inserted in Subsection 1.1 in the appropriate alphabetical position therein:
“JPMorgan Letters of Credit”: those Letters of Credit described on Schedule 5 to that certain Amendment No. 2 to Credit Agreement dated as of March 10, 2008.
(m)	The definition of “L/C Issuer” is amended by adding the following at the end of such definition:
The parties hereto acknowledge that JPMorgan Chase Bank, N.A. shall act (and JPMorgan Chase Bank, N.A. hereby agrees to act) as an L/C Issuer with respect to the JPMorgan Letters of Credit. In furtherance and not in limitation of the foregoing, JPMorgan Chase Bank, N.A. agrees to (i) confirm receipt of copies by the Administrative Agent of any amendments to the JPMorgan Letters of Credit as described in subsection 3.1(b)(ii) and (ii) provide any notice of drawing by any beneficiary with respect to the JPMorgan Letters of Credit to the Administrative Agent as described in subsection 3.1(c)(i).
(n)	The definition of “Letter of Credit” is amended by adding the following after “hereunder” in the first line thereof:
and shall include the JPMorgan Letters of Credit
(o)	The definition of “Other Representatives” is amended, so that, as amended, such definition shall read as follows:
“Other Representatives”: each of Banc of America Securities LLC, in its capacity as a Book Manager and an Arranger of the Commitments hereunder, Deutsche Bank Securities Inc., in its respective capacities as a Book Manager and an Arranger of the Commitments hereunder and as Syndication Agent, Goldman Sachs Credit Partners L.P., in its capacities as a Book Manager, and Arranger and a Co-Documentation Agent, J.P. Morgan Securities, Inc., as a Book Manager and an Arranger of the Commitments hereunder, JPMorgan Chase Bank, N.A. in its capacity as a Co-Documentation Agent, Morgan Stanley Senior Funding, Inc., in its

capacity as a Co-Documentation Agent and each L/C Issuer, in its capacity as such.
(p)	The following definition of “Permitted Cure Security” is inserted in Subsection 1.1 in the appropriate alphabetical position therein:
“Permitted Cure Security”: an equity security of Holding having no mandatory redemption, repurchase or similar requirements prior to 181 days after the latest maturity date for any of the Loans (or other equity with terms reasonably acceptable to the Administrative Agent to the extent material to the interests of the Lenders), and upon which all dividends or distributions (if any) shall be payable solely in additional shares of such equity security.
(q)	The definition of “Pricing Grid” is amended by deleting the last sentence in its entirety and inserting the following in lieu thereof:
Subject to subsection 4.4(c), each determination of the Consolidated Leverage Ratio pursuant to the Pricing Grids shall be made in a manner consistent with the determination thereof made on the certificate delivered pursuant to subsection 7.2(b).
(r)	The definition of “Pro Forma Compliance” is amended by:
(i)	deleting “the Financial Covenants (regardless of whether any Revolving Credit Commitment is then outstanding)” in the second and third line and inserting “the financial covenants set forth in subsection 8.18” in lieu thereof; and

(ii)	deleting each other instance of “Financial Covenants” or “Financial Covenant” and inserting “covenants” or “covenant”, respectively, in lieu thereof.
(s)	The definition of “Reinvested Amount” is amended by:
(i)	deleting “$150,000,000” in the fourth line and inserting “$300,000,000” in lieu thereof;

(ii)	deleting “and” before subclause (b) of the proviso and inserting “;” in lieu thereof; and

(iii)	inserting the following at the end of such definition before the period:

and (c) in no event shall any portion of any Net Cash Proceeds constituting DOJ Required Sale Proceeds be eligible to be “Reinvested Amounts” and any such Net Cash Proceeds shall be used to prepay the Term Loans pursuant to subsection 4.2(b)

(t)	The definition of “Subsidiary” is amended by deleting “subsection 8.1” therefrom and inserting “subsection 8.18” in lieu thereof.

(u)	The following definition of “2008 Incremental Term Loans” is inserted in Subsection 1.1 in the appropriate alphabetical position therein:
“2008 Incremental Term Loans”: the Incremental Term Loans made on the Amendment No. 2 Effectiveness Date.
(v)	Subsection 3.1(a)(i) is amended by adding the following at the end of such subsection:
All JPMorgan Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Amendment No. 2 Effectiveness Date shall be subject to and governed by the terms and conditions hereof.
(w)	Subsection 3.1(h) is amended by adding the following after “issued” in the second line thereof:
(including any such agreement applicable to a JPMorgan Letter of Credit)
(x)	Subsection 4.2(b)(y) is amended by deleting “as in effect on the Closing Date” therefrom.

(y)	Subsection 4.2(g) is amended by deleting “optional prepayment or” from the second line thereof.

(z)	Subsection 4.4 is amended by adding a new subsection (c) that reads as follows:
(c) Notwithstanding any other provision of this Agreement to the contrary, if, as a result of any restatement of or other adjustment to the financial statements of Holding or for any other reason, the Borrower. Holding or the Lenders determine that (i) the Consolidated Leverage Ratio as calculated by the Borrower or Holding as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This subsection 4.4(c) shall not limit the rights the Administrative Agent, any Lender or the L/C Issuer, as the case may be, otherwise available hereunder. The Borrower’s obligations under this subsection 4.4(c) shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder.
(aa)	Clause (ii) of Subsection 7.2(b) is amended, so that, as amended, such clause shall read as follows:
(ii) setting forth the calculations required to determine (x) compliance with all covenants set forth in subsection 8.18 and (y) the Consolidated Leverage Ratio relating to the end of the fiscal quarter immediately preceding the applicable Adjustment Date.
(bb)	Subsection 8.1 is amended, so that, as amended, such subsection shall read as follows:
8.1 [Intentionally Omitted.]
(cc)	Subsection 8.6(i) is amended so that, as amended, such subsection shall read as follows:
(i) (x) any Asset Sale contemplated on Schedule 8.6(i), or (y) any other Asset Sales by the Borrower or any of its Subsidiaries, provided that in the case of any such Asset Sale under this clause (y), (1) with respect to any Asset Sale (or group of related Asset Sales) having a purchase price in excess of $5,000,000 on an individual basis or in excess of $25,000,000 when taken together with the purchase price of all other prior Asset Sales (or group of related Asset Sales) pursuant to this clause (y) with purchase prices in excess of $500,000 but not in excess of $5,000,000, the Person making such Asset Sale shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents; provided that (A) for the purposes of this subclause (1), any securities received by a Person making an Asset Sale from the applicable purchaser that are converted into cash within 180 days following the closing of the applicable Asset Sale shall be deemed to be cash to the extent of the cash received that is applied to prepay Loans or reinvested in accordance with subsection 4.2(b)(ii) and (B) any liabilities (as shown or included on the Borrower’s or such Subsidiary’s most recent balance sheet provided hereunder (or in the footnotes thereto) of the Borrower or such Subsidiary) with respect to Indebtedness secured by a first-priority Lien on the assets subject to such Asset Sale (including, without limitation, any Financing Lease) that are assumed by the transferee with respect to the applicable Asset Sale and for which the Borrower and/or any applicable Subsidiaries obligated thereunder shall have been validly released by all applicable creditors in writing shall be deemed to be cash; and (2) the Net Cash Proceeds of such Asset Sale less the Reinvested Amount is applied in accordance with subsection 4.2(b)(ii).

(dd)	Subsection 8.11 is amended so that, as amended, such subsection shall read as follows:
8.11 Limitation on Sale and Leaseback Transactions. Enter into any arrangement with any Person providing for the leasing by the Borrower or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by the Borrower or any such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary (any of such arrangements, a “Sale and Leaseback Transaction”), except for Sale and Leaseback Transactions permitted by Subsection 8.6(i) so long as an amount equal to 100% of the Net Cash Proceeds of such Sale and Leaseback Transaction is applied in accordance with subsection 4.2(b)(iv).
(ee)	The following Subsection 8.18 is hereby added at the end of Section 8:
8.18 Consolidated Secured Leverage Ratio. Permit the Consolidated Secured Leverage Ratio as at the last day of any Test Period ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter	Consolidated Secured Leverage Ratio
January 1, 2008 — September 30, 2008	5.25 to 1.00
October 1, 2008 — September 30, 2009	5.00 to 1.00
October 1, 2009 and thereafter	4.75 to 1.00
(ff)	Subsection 9(c) is deleted in its entirety and the following is inserted in lieu thereof:
(c) Any Loan Party shall default in the observance or performance of any agreement contained in subsection 7.7(a) or Section 8 of this Agreement; provided that, in the case of a default in the observance or performance of its obligations under subsection 7.7(a) hereof, such default shall have continued unremedied for a period of two days after a Responsible Officer of the Borrower shall have discovered or should have discovered such default; or
(gg)	The paragraph following Subsection 9(m) is deleted in its entirety and the following is inserted in lieu thereof:
then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Revolving Credit Commitments and the Term

Commitments, if any, shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C-BA Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders the Administrative Agent shall, by notice to the Borrower, declare the Revolving Credit Commitments and the Term Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments and the Term Commitments, if any, shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C-BA Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit or Bankers’ Acceptances shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable.
(hh)	Section 9 is amended by adding the following at the end of such Section:
Notwithstanding anything to the contrary contained in this Section 9, in the event that the Borrower fails to comply with the requirements of subsection 8.18, on and after the Amendment No. 2 Effectiveness Date and until the expiration of the 10th day subsequent to the date the financial statements, for the period with respect to which the Borrower elects to exercise its Cure Right (as defined below) in accordance herewith, are required to be delivered by the Borrower pursuant to Subsection 7.1, the Borrower shall have the right to request that Holding issue Permitted Cure Securities for cash or otherwise receive cash contributions to the capital of Holding and upon contribution by Holding of such cash (the “Cure Amount”) to the Borrower (collectively, such issuance and contribution referred to as the “Cure Right”) pursuant to the exercise by the Borrower of such Cure Right, at the request of the Borrower the Consolidated Secured Leverage Ratio for purposes of determining compliance with subsection 8.18 shall be recalculated giving effect to the following pro forma adjustments:
     (i) Adjusted EBITDA shall be increased, solely for the purpose of measuring the Consolidated Secured Leverage Ratio and not for any other purpose under this Agreement, by an amount equal to the Cure Amount; and

     (ii) if, after giving effect to the foregoing recalculations, the Borrower shall then be in compliance with the requirements of subsection 8.18, the Borrower shall be deemed to have satisfied the requirements of subsection 8.18 as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of subsection 8.18 that had occurred shall be deemed cured for this purposes of this Agreement.
Notwithstanding anything herein to the contrary, (a) in each four-fiscal-quarter period there shall be at least one fiscal quarter in which the Cure Right is not exercised, (b) the Cure Amount shall be no greater than the amount required for purposes of complying with subsection 8.18 and (c) all Cure Amounts shall be disregarded for purposes of determining any baskets and Pro Forma Compliance with respect to the covenants contained in the Loan Documents.
(ii)	Subsection 11.16 is amended by adding “or on or prior to the Amendment No. 2 Effectiveness Date” after “the Closing Date” on the second line thereof.
     2. Effectiveness; Conditions Precedent. This Amendment and the amendments to the Credit Agreement herein provided shall become effective upon satisfaction of the following conditions precedent (the date of satisfaction thereof, the “Amendment Effectiveness Date”):
     (a) Documents. The Administrative Agent shall have received each of the following:
     (i) counterparts of this Amendment, duly executed by Holding, the Borrower, the Administrative Agent, each Subsidiary Guarantor, the Required Lenders and the Required Revolving Lenders, as applicable;
     (ii) each of the Assumption Agreements, in the form attached to the Guarantee and Collateral Agreement, executed and delivered by a duly authorized officer of each Person becoming a Subsidiary of the Borrower on the Amendment Effectiveness Date (other than a Foreign Subsidiary, a Subsidiary of a Foreign Subsidiary, or a Receivables Subsidiary) (collectively the “Joining Guarantors”) and an Acknowledgement and Consent in the form attached to the Guarantee and Collateral Agreement, executed and delivered by each Issuer (as defined therein), if any, that is not a Joining Guarantor; and
     (iii) Revolving Credit Notes and Term Notes executed by the Borrower in favor of each Lender requesting a Revolving Credit Note or the Term Notes, as applicable.
     (b) Termination of Altivity Credit Facilities and Letters of Credit. The Administrative Agent shall receive, substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 2, evidence reasonably satisfactory to it that (A) the first and second lien credit agreements, each dated as of June 30, 2006 (each as amended, supplemented or otherwise modified from time to time prior to the Amendment Effectiveness Date, the “Altivity Credit Facilities”) among Bluegrass Container Holdings LLC, Altivity

Packaging, LLC, JPMorgan Chase Bank, N.A., as administrative agent under the first lien credit agreement, Lehman Commercial Paper Inc., as administrative agent under the second lien credit agreement, the lenders from time to time party to each such agreement, and the other persons party to each such agreement shall be simultaneously terminated, (B) all amounts thereunder shall be simultaneously paid in full, (C) all letters of credit in connection with the Altivity Credit Facilities shall be incorporated as Letters of Credit deemed issued under the Credit Agreement and the Administrative Agent shall have received reasonably satisfactory information with respect thereto and (D) arrangements reasonably satisfactory to the Administrative Agent shall have been made for the termination of Liens and security interests granted in connection therewith.
     (c) Solvency Certificate. The Administrative Agent shall have received a solvency certificate from an authorized financial officer of Holding and the Borrower, certifying that after giving effect to the transactions to occur on the date hereof (including without limitation the entering into by the respective Loan Parties of this Amendment, the Assumption Agreements and the other Loan Documents on the date hereof, the Altivity Transactions and the incurrence of Indebtedness under the Loan Documents on the date hereof), Holding, the Borrower and their respective Subsidiaries, measured on a consolidated basis, are Solvent.
     (d) Financial Information. The Lenders that are signatories hereto shall have received copies of (x) pro forma consolidated balance sheet and related pro forma consolidated statement of income of the Borrower as of and for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period ended at least 45 days prior to the Amendment Effectiveness Date, prepared after giving effect to the Altivity Transactions as if the Altivity Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such other financial statements)(it being understood that the proforma consolidated statements ending December 31, 2007 and any future pro forma statements shall incorporate a valuation of assets acquired pursuant to the Altivity Transactions performed as of September 30, 2007) and (y) audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of Bluegrass Container Holdings LLC for the most recently completed fiscal year ended December 31, 2006 (and, to the extent the Amendment Effectiveness Date occurs on or after March 31, 2008, the fiscal year ended December 31, 2007) and (z) unaudited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of Bluegrass Container Holdings LLC for each subsequent fiscal quarter after December 31, 2006 ended at least 45 days before the Amendment Effectiveness Date.
     (e) Merger Certificates. The Administrative Agent shall have received (x) a certificate of a Responsible Officer of Holding and the Borrower attaching a true, correct and complete copy of the Merger Agreement, together with all schedules and exhibits thereto, and certifying as to the consummation of the transaction described therein without giving effect to any modifications, amendments or waivers thereto that are material and adverse to the Lenders (as reasonably determined by the Administrative Agent), without the prior consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed); it being further agreed that any modification, amendment or waiver of the representation and warranty set forth in Section 3.1(f)(ii) of the Merger Agreement, including any of the definitions referred to in such section, shall be deemed to be material and adverse to the Lenders and (y) a copy of the Certificate of Merger filed pursuant to Section 1.2(a) of the Merger Agreement.
     (f) Lien Searches. The Administrative Agent shall have received the results of a recent search by a Person reasonably satisfactory to the Administrative Agent, of the Uniform Commercial Code and tax lien filings which have been filed with respect to personal property of Persons that are becoming Subsidiaries of the Borrower pursuant to the Altivity Transaction in any of the jurisdictions set forth in Schedule 3.
     (g) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions:
     (i) the executed legal opinion of Alston & Bird, LLP, special New York counsel to each of Holding, the Borrower and the other Loan Parties, substantially in the form of Exhibit A-1;
     (ii) the executed legal opinion of Stephen A. Hellrung, counsel to each of Holding, the Borrower and certain other Loan Parties, substantially in the form of Exhibit A-2;
     (iii) the executed legal opinion of Friday, Eldredge & Clark, LLP, special Arkansas counsel to certain Loan Parties, substantially in the form of Exhibit A-3;
     (iv) the executed legal opinion of Fairfield & Woods, P.C., special Colorado counsel to certain Loan Parties, substantially in the form of Exhibit A-4; and
     (v) the executed legal opinion of Mandell Menkes LLC, special Illinois counsel to certain Loan Parties, substantially in the form of Exhibit A-5.
     (h) Closing Certificate. The Administrative Agent shall have received a certificate from each Loan Party, dated the Amendment Effectiveness Date, substantially in the form of Exhibit B hereto, with appropriate insertions and attachments.
     (i) Financing Statements; Intellectual Property Filings. The Administrative Agent shall have received (i) evidence in form and substance reasonably satisfactory to it that financing statements on Form UCC-1 in each jurisdiction set forth on Schedule 3 hereto shall have been filed or shall be ready to be filed promptly following the Amendment Effectiveness Date, and (ii) duly executed Notices of Security Interests in proper form for filing with the United States Patent and Trademark Office and the United States Copyright Office, applicable, necessary or, in the reasonable opinion of the Administrative Agent, advisable to perfect the Liens created by the Security Documents in registered patents, trademarks, copyrights and applications therefor.
     (j) Pledged Stock; Stock Powers. The Administrative Agent shall have received the certificates, if any, representing the Pledged Stock in which such Joining Guarantors have rights under (and as defined in) the Guarantee and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof.
     (k) Fees. The Administrative Agent and the Lenders shall have received all fees and expenses required to be paid or delivered by the Borrower to them on or prior to the Amendment Effectiveness Date.
     (l) Loan Notice. The Administrative Agent shall have received a Loan Notice of the Borrower, dated on or before the Amendment Effectiveness Date, with appropriate insertions and attachments, executed by a Responsible Officer of the Borrower.
     (m) Corporate Proceedings of the Loan Parties. The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors or comparable body of each Holdings, the Borrower and the Joining Guarantors authorizing, as applicable, (i) the execution, delivery and performance of this Amendment, any Notes and the other Loan Documents to be executed by such Loan Party in connection with this Amendment, (ii) the Credit Extensions to such Loan Party (if any) to occur on the Amendment Effectiveness Date and (iii) the granting by such Loan Parties of the Liens to be created pursuant to the Security Documents, certified by the Secretary or an Assistant Secretary (or other individual providing similar duties) of such Loan Party as of the Amendment Effectiveness Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified (except as any later such resolution may modify any earlier such resolution), revoked or rescinded and are in full force and effect.
     (n) Incumbency Certificates of the Loan Parties. The Administrative Agent shall have received a certificate of each of Holdings, the Borrower and the Joining Guarantors, dated the Amendment Effectiveness Date, as to the incumbency and signature of the officers or other individuals executing any Loan Documents on behalf of such Loan Party executing any Loan Document, reasonably satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer and the Secretary or any Assistant Secretary (or other individual providing similar duties) of such Loan Party.
     (o) Governing Documents. The Administrative Agent shall have received copies of the certificate or articles of incorporation and by-laws (or other similar governing documents serving the same purpose) of each of Holdings, the Borrower and the Joining Guarantors, certified as of the Amendment Effectiveness Date as complete and correct copies thereof by the Secretary or an Assistant Secretary (or other individual providing similar duties) of such Loan Party, or (with respect to any such Loan Party which delivered such governing documents on the Closing Date) a certificate from each applicable Loan Party certifying as to the absence of any amendment or change to such governing documents since the Closing Date.
     (p) Good Standing Certificates. The Administrative Agent shall have received certificates issued as of a recent date by the Secretaries of State or comparable official of the jurisdiction of formation of each of Holdings, the Borrower and the Joining Guarantors as to the due existence and good standing of such Person.

     (q) Insurance. The Administrative Agent shall have received evidence in form and substance reasonably satisfactory to it that all of the requirements of subsection 7.5 of the Credit Agreement and subsection 5.2.2 of the Guarantee and Collateral Agreement shall have been satisfied.
     (r) Amendment No. 1. The Administrative Agent shall have received a copy of the effective Amendment No.1 to the Credit Agreement dated as of the date hereof duly executed by the Borrower, Holding, the Subsidiary Guarantors, the Lenders party thereto.
     (s) Fees and Expenses. All of the fees and expenses payable on the Closing Date under (and as defined in) the Amended and Restated Commitment Letter dated January 12, 2008 by and among Holding and the Initial Lenders and Joint Bookrunners named therein and that certain Amended and Restated Fee Letter dated January 12, 2008 by and among Holding and the Initial Lenders and Joint Bookrunners named therein (collectively, the “Commitment Documents”) shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
     3. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guarantee and Collateral Agreement (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Guarantee and Collateral Agreement against such Guarantor in accordance with its terms.
     4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) The representations and warranties made by each Loan Party in Subsection 5 of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party or which are contained in any certificate furnished by or on behalf of such Loan Party pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to an earlier date in which case such representations and warranties are true and correct in all material respects as of such earlier date.
     (b) To the Borrower’s knowledge, (i) the real estate set forth on Part II of Schedule 2 hereto includes all real properties owned in fee by the Joining Guarantors as of the Amendment Effectiveness Date where the fair market value of the land and improvements thereon exceeds $3,000,000 and (ii) the leased real estate set forth on Part III of Schedule 2 constitute all of the real properties leased by the Joining Guarantors as of the Amendment Effectiveness Date that have inventory located thereon having a fair market value in excess of $1,000,000.
     (c) The Persons appearing as Subsidiary Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each of such Persons has become and remains a party to the Guarantee and Collateral Agreement as a “Guarantor”.
     (d) This Amendment has been duly authorized, executed and delivered by Holding, the Borrower and the Subsidiary Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.
     (e) No Default or Event of Default has occurred and is continuing.
     5. Entire Agreement. This Amendment, together with all the Loan Documents and the provisions of the Commitment Documents that survive the Closing Date (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Subsection 11.1 of the Credit Agreement.
     6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
     8. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Subsection 11.15 of the Credit Agreement.
     9. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
     10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as further amended, supplemented or otherwise modified from time to time, and all references in the Credit

Agreement to the “Loan Documents” shall include this Amendment (including, without limitation, the provisions of Section 12 hereof).
     11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, Holding, the Administrative Agent, each of the Subsidiary Guarantors and the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Subsection 11.6 of the Credit Agreement.
     12. Real Estate Collateral; Related Deliveries; Intellectual Property Searches.
     (a) The Borrower shall, and shall cause its Subsidiaries (including, without limitation, the Joining Guarantors) to cause to be delivered to the Administrative Agent those items listed below as soon as practicable and in any event within the applicable time period(s) set forth below or such longer period as the Administrative Agent shall otherwise agree.
     (i) On or before the date that is 90 calendar days after the Amendment Effectiveness Date, an amended and restated mortgage, deed to secure debt or deed of trust with respect to each of the Mortgages entered into on the Closing Date (the “Amended Mortgages”), set forth in Part I of Schedule 2 attached hereto and a fee mortgage, deed to secure debt or deed of trust with respect to each property set forth in Part II of Schedule 2 attached hereto, but excluding the two properties owned by Joining Guarantors located at 3389 Powers Avenue in Jacksonville, Florida and 101 Stone Boulevard in Cantonment, Florida, respectively, and including a mortgage with respect to the property owned by a Joining Guarantor located at 1525 S. Second Street in Pekin, Illinois (subject to such express exclusions and inclusion, collectively, the “New Altivity Mortgages”), and a new deed of trust with respect to the property owned by Borrower located at 3400 N. Marine Drive, Portland, Oregon (such deed of trust, together with the New Altivity Mortgages, collectively, the “New Mortgages”), in each case executed and delivered by a duly authorized officer of the Loan Party signatory thereto and substantially in the form attached hereto as Exhibit C attached hereto, in each case together with (A) the executed legal opinions of special local counsel in the jurisdictions set forth in Schedule 4 with respect to collateral security matters in connection with the Insured New Mortgages (as defined below), each in form and substance reasonably satisfactory to the Administrative Agent, and (B) with respect to any of the Mortgaged Properties located in an area identified by the Secretary of Housing and Urban Development as having special flood hazards if the Administrative Agent shall have delivered notice(s) to the relevant Loan Party as required pursuant to Section 208.8(e)(3) of Regulation H of the Board, such Loan Party shall have delivered an acknowledgement to the Administrative Agent; provided, that the failure to deliver the New Altivity Mortgage with respect to that certain property located at 6385 Cochran Road in Solon, Ohio with a legal description that conforms to the survey approved by the Administrative Agent shall not constitute an Event of Default hereunder so long as the Borrower continues to make diligent commercially reasonable efforts as may be necessary to have the such legal description approved by the Cuyahoga County Engineer or other appropriate official of Cuyahoga County or City of Solon, Ohio so that such mortgage can be recorded with such legal description.

     (ii) On or before the date that is 90 calendar days after the Amendment Effectiveness Date, (A) an irrevocable written commitment to issue a mortgagee’s title policy (or policies) to the Administrative Agent in connection with each of the New Mortgages for the properties set forth on Schedule 1 attached hereto (the “Insured New Mortgages”) in the form of the pro forma mortgage loan title insurance policies described in Part II of Schedule 1 attached hereto, and (B) in respect of each of the Amended Mortgages, an irrevocable written commitment to issue a date down endorsement to the mortgagee’s title policy issued to the Administrative Agent in connection with the Mortgages, revising the effective date of such policies through the date of recording of the Amended Mortgages and amending such policies to insure the Amended Mortgages with no further encumbrances except those permitted by subsection 8.3 of the Credit Agreement and as may otherwise be approved by the Administrative Agent, such approval not to be unreasonably withheld. Each such policy for the Insured New Mortgages shall (1) be in the amount set forth with respect to such policy in Part I of Schedule 1 attached hereto; (2) insure that the New Mortgage insured thereby creates a valid first Lien on the Mortgaged Property encumbered thereby free and clear of all defects and encumbrances, except those permitted by subsection 8.3 of the Credit Agreement and as may otherwise be approved by the Administrative Agent, such approval not to be unreasonably withheld; (3) name the Administrative Agent for the benefit of the Lenders as the insured thereunder; (4) be in the form of an ALTA Loan Policy; (5) contain such endorsements and affirmative coverage as were contained in the pro forma mortgage loan title insurance policies set forth in Part II of Schedule 1, provided, however, that in no event shall the Borrower be obligated to provide affirmative endorsements for “creditors rights” coverage if the applicable title insurance company declines to provide such coverage; and (6) be issued by the title insurance companies identified in the pro forma mortgage loan title insurance policies set forth in Part II of Schedule I, or such other title insurance companies approved by Administrative Agent, such approval not to be unreasonably withheld, and with re-insurance as previously delivered to the Administrative Agent. On or before the date such commitments and policies are required to be delivered, the Borrower shall deliver to the Administrative Agent (I) evidence reasonably satisfactory to it that all premiums in respect of each such policy or date down endorsement, and all charges for mortgage recording tax, if any, have been paid; and (II) a copy of all recorded documents referred to, or listed as exceptions to title in, the pro forma title policies or date down endorsements referred to in this subsection and a copy, certified by such parties as the Administrative Agent may deem reasonably appropriate, of all other documents affecting the property covered by each Insured New Mortgage as shall have been reasonably requested by the Administrative Agent, to the extent such copies are available to be obtained by a Loan Party with its use of commercially reasonable efforts.
     (b) The Borrower shall, and/or shall cause its Subsidiaries (including, without limitation, the Joining Guarantors) to use its commercially reasonable efforts to cause to be delivered to the Administrative Agent on or before the date that is 90 calendar days after the Amendment Effectiveness Date a consent and waiver of lien, substantially in the form of Exhibit D or such other form as may be reasonably satisfactory to the Administrative Agent, from the lessor of the premises leased by any Joining Guarantor located at each address set forth on Part III of Schedule 2, as well as those premises leased by Joining Guarantors and located at 2250

Zanker Road in San Jose, California, the so-called “West Chicago Warehouse” in Chicago, Illinois, 115 Koomler in LaPorte, Indiana and 1006 Norwalk Street in Greensboro, North Carolina; provided, that the obligation to use commercially reasonable efforts to obtain the items in this Section 12(b) shall in any event expire on the date 120 calendar days after the Amendment Effectiveness Date.
     (c) If at any time a Responsible Officer of the Borrower knows that the substance of the representation set forth in Section 4(b)(i) (i.e., as such representation would have read in the absence of the qualification as to Borrower’s knowledge) was inaccurate as of the Amendment Effectiveness Date with respect to any real property then owned in fee simple by a Joining Guarantor, the Borrower shall cause such Joining Guarantor to deliver to the Administrative Agent as soon as practicable, and in any event within 90 calendar days after the date such Responsible Officer of the Borrower has such knowledge, or such longer period as may otherwise be approved by the Administrative Agent, such approval not to be unreasonably withheld, a mortgage covering such real property substantially in the form attached hereto as Exhibit C attached hereto, as well as such title insurance policies and other documents as the Administrative Agent shall reasonably request in connection with the grant of such interest (in light of the value of such real property and the cost and availability of such title insurance policies and other documents, whether the delivery of such title insurance and other documents would be customary in connection with such grant of such interest in similar circumstances, and whether similar deliveries were required pursuant to Section 12(a)(i) and (ii) of this Amendment); provided, that under no such circumstances shall any such mortgage or other documents be required with respect to the two real properties owned by Joining Guarantors located at 3389 Powers Avenue in Jacksonville, Florida and 101 Stone Boulevard in Cantonment, Florida, respectively, it being acknowledged that the fair market value of each such real property, to the Borrower’s knowledge, exceeds $3,000,000, but that the Administrative Agent and the Borrower have expressly agreed to exclude such real properties from the collateral pool; and further provided that no such other documents shall be required to the extent the fair market value of such real property is equal to or less than $5,000,000. In addition, if at any time a Responsible Officer of the Borrower knows that the substance of the representation set forth in Section 4(b)(ii) (i.e., as such representation would have read in the absence of the qualification as to Borrower’s knowledge) was inaccurate as of the Amendment Effectiveness Date with respect to any location then leased or otherwise occupied by a Joining Guarantor, the Borrower shall use its commercially reasonable efforts to cause to be delivered to the Administrative Agent, as soon as practicable and in any event within 90 calendar days after the date such Responsible Officer of the Borrower has such knowledge, a consent and waiver of lien, as described in Section 12(b), as to such location; provided, that the obligation to use commercially reasonable efforts to obtain the items in this sentence shall in any event expire on the date 120 calendar days after becoming aware of such material inventory location.
     (d) The failure of the Borrower to perform its obligations under this Section 12 by the date(s) required as set forth above shall constitute a default hereunder and a Default under clause (d) of Section 9 of the Credit Agreement, and, without limiting the foregoing, all rights, powers, remedies and restrictions, including restrictions on extensions of credit, under the Loan Documents resulting from a Default shall be applicable.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER: GRAPHIC PACKAGING INTERNATIONAL, INC., as Borrower
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

HOLDING: GRAPHIC PACKAGING CORPORATION, as Holding
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

SUBSIDIARY GUARANTORS: SLEVIN SOUTH COMPANY
By:	/s/ Stephen A. Hellrung
	Name:	Stephen A. Hellrung
	Title:	Senior Vice President, General Counsel and Secretary

GOLDEN TECHNOLOGIES COMPANY, INC.
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

GOLDEN EQUITIES, INC.
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

LAUENER ENGINEERING LIMITED
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

ALTIVITY PACKAGING, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

BATTLE CREEK PROPERTIES, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

BLUEGRASS CONTAINER CANADA HOLDINGS, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

BLUEGRASS CONTAINER HOLDINGS, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

BLUEGRASS FLEXIBLE PACKAGING COMPANY, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer
Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

BLUEGRASS FOLDING CARTON COMPANY, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

BLUEGRASS LABELS COMPANY, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

BLUEGRASS MILLS HOLDINGS COMPANY, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

BLUEGRASS MULTIWALL BAG COMPANY, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

BLUEGRASS SLC CORP.
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

FCC REAL ESTATE, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer
Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

FHI PROPERTIES, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

FIELD CONTAINER COMPANY L.P.
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

FIELD CONTAINER MANAGEMENT COMPANY, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

FIELD CONTAINER MANAGEMENT, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

FIELD CONTAINER QUERETARO (USA), L.L.C.
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

HANDSCHY HOLDINGS, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer
Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

HANDSCHY INDUSTRIES, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

MARION PROPERTIES, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

MCP MANAGEMENT, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

MICHIGAN PAPERBOARD, LP
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

PEKIN PAPERBOARD COMPANY, L.P.
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

PEKIN PAPERBOARD MANAGEMENT, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer
Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

PEKIN PROPERTIES, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

RIVERDALE INDUSTRIES, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

TUSCALOOSA PROPERTIES, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer

WEST MONROE PROPERTIES, LLC
By:	/s/ Daniel J. Blount
	Name:	Daniel J. Blount
	Title:	Senior Vice President and Chief Financial Officer
Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Anne M. Zeschke
	Name:	Anne M. Zeschke
	Title:	Assistant Vice President
Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

LENDERS: BANK OF AMERICA, N.A., as a Lender, Swing Line Lender, L/C Issuer and Alternative Currency Funding Fronting Lender
By:	/s/ Shawn Janko
	Name:	Shawn Janko
	Title:	Senior Vice President
Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A.
By:	/s/ Peter S. Predun
	Name:	Peter S. Predun
	Title:	Executive Director
Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

GOLDMAN SACHS CREDIT PARTNERS L.P.
By:	/s/ Walt Jackson
	Name:	Walt Jackson
	Title:	Authorized Signatory
Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

LASALLE BANK NATIONAL ASSOCIATION
By:	/s/ James J. Hess
	Name:	James J. Hess
	Title:	Senior Vice President
Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

BALLANTYNE FUNDING LLC

By:	/s/ Michael Roof

Name:	Michael Roof
Title:	Vice President

FAIRWAY LOAN FUNDING COMPANY
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong

Arthur Y.D. Ong
Senior Vice President

LOAN FUNDING III LLC
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong

Arthur Y.D. Ong
Senior Vice President

MAYPORT CLO LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong

Arthur Y.D. Ong
Senior Vice President
Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

PIMCO Floating Rate Strategy Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Arthur Y.D. Ong

Arthur Y.D. Ong
Senior Vice President

PIMCO FLOATING RATE INCOME FUND
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Arthur Y.D. Ong

Arthur Y.D. Ong
Senior Vice President

PORTOLA CLO, LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong

Arthur Y.D. Ong
Senior Vice President

SOUTHPORT CLO, LIMITED
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong

Arthur Y.D. Ong
Senior Vice President
Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

PUTNAM FLOATING RATE INCOME FUND

By:	/s/ Beth Mazor

Name:	Beth Mazor
Title:	V.P.

PUTNAM BANK LOAN FUND (CAYMAN) MASTER FUND, a Series of the Putnam Offshore Master Series Trust, By: The Putnam Advisory Company, LLC

By:	/s/ Angela Patel

Name:	Angela Patel
Title:	Vice President

DORCHESTER CBNA LOAN FUNDING LLC

By:	/s/ Emilie Roviaro

Name:	Emilie Roviaro
Title:	AS ATTORNEY-IN-FACT

YORKVILLE CBNA LOAN FUNDING LLC, FOR ITSELF OR AS AGENT FOR YORKVILLE CFPI LOAN FUNDING LLC

By:	/s/ Emilie Roviaro

Name:	Emilie Roviaro
Title:	AS ATTORNEY-IN-FACT
Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

SCOGGIN CAPITAL MANAGEMENT, LP II
By:	S&E Partners, L.P. its general partner
By:	Scoggin, Inc., its general partner

By:	/s/ Craig Effron

Name:	Craig Effron
Title:	President

SCOGGIN INTERNATIONAL FUND, LTD.
Scoggin, LLC its Investment Manager

By:	/s/ Craig Effron

Name:	Craig Effron
Title:	Managing Member

SCOGGIN WORLDWIDE FUND, LTD.
By:	Old Bellows Partners LP
its Investment Manager
By:	Old Bell Associates LLC
its General Partner

By:	/s/ A. Dev Chodry

Name:	A. Dev Chodry
Title:	Member

SANKATY ADVISORS, LLC as Collateral Manager for Avery Point CLO, Ltd., as Term Lender

By:	/s/ Alan K. Halfenger

Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary
Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill I — INGOTS, Ltd., as Term Lender

By:	/s/ Alan K. Halfenger

Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill II — INGOTS, Ltd., as Term Lender

By:	/s/ Alan K. Halfenger

Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

By:	/s/ Alan K. Halfenger

Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

CHATHAM LIGHT II CLO, LIMITED, by Sankaty Advisors LLC, as Collateral Manager

By:	/s/ Alan K. Halfenger

Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary
Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

CHATHAM Light III CLO, Ltd
By:	Sankaty Advisors LLC,
as Collateral Manager

By:	/s/ Alan K. Halfenger

Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC, as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:	/s/ Alan K. Halfenger

Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC, as Collateral Manager for Race Point III CLO, Limited, as Term Lender

By:	/s/ Alan K. Halfenger

Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

RACE POINT IV CLO, LTD.
By:	Sankaty Advisors, LLC, as Collateral Manager

By:	/s/ Alan K. Halfenger

Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary
Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

SSS FUNDING II, LLC
By:	Sankaty Advisors, LLC, as Collateral Manager

By:	/s/ Alan K. Halfenger

Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

By:	Ares Enhanced Credit Opportunities Fund Management, L.P.

By:	/s/ Seth J. Brufsky

Name:	Seth J. Brufsky
Title:	Vice President

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Donna M. Souza

Name:	Donna M. Souza
Title:	Vice President

GRAND CENTRAL ASSET TRUST, PFV SERIES

By:	/s/ Pamela M. Gwin

Name:	Pamela M. Gwin
Title:	As Attorney-in-Fact

SSSI CBNA LOAN FUNDING LLC

By:	/s/ Pamela M. Gwin

Name:	Pamela M. Gwin
Title:	As Attorney-in-Fact
Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page

BAKER STREET FUNDING CLO 2005-I LTD, as Collateral Manager

By:	/s/ George Goudelias

Name:	George Goudelias
Title:	Managing Director

MOUNTAIN VIEW CLO II LTD.
By:	Seix Advisors, a fixed income division of Trusco Capital Management, Inc., as Collateral Manager

By:	/s/ George Goudelias

Name:	George Goudelias
Title:	Managing Director
Graphic Packaging International, Inc.
Amendment No. 2 to Credit Agreement
Signature Page